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                                 EXHIBIT 99.16

                  MONTHLY CERTIFICATEHOLDERS STATEMENT 1995-6

                         [Exhibit Begins on Next Page]



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First USA Bank
First USA Management
Post Office Box 650370
Dallas, TX 75265-0370
Tel (214) 849-2000

                                                [LOGO OF FIRST USA APPEARS HERE]

                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                FIRST USA BANK

               -------------------------------------------------
               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1995-6
               -------------------------------------------------
               Monthly Period:                       04/01/96 to
                                                     04/30/96
               Distribution Date:                    05/10/96
               Transfer Date:                        05/09/96




Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee" the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1995-6 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.      Information Regarding the Current Monthly Distribution
        ------------------------------------------------------

        1.      The toal amount of the distribution
                to Certificateholders' on the Distribution
                Date per $1,000 original certificate
                principal amount

                                        Class A                 4,67291667
                                        Class B                 4.80625004
                                        Collateral Inv. Amt.    5.32291670
                                                            ---------------
                                        Total (weighted avg.)   4.74466667

        2. The amount of the distribution set forth in paragraph 1 above in respect of interest on the Certificates, per $1,000 original certificate principal amount.


                                        Class A                 4,67291667
                                        Class B                 4.80625004
                                        Collateral Inv. Amt     5.32291670
                                        -----------------------------------
                                        Total (weighted avg.)   4.74466667

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                          Series 1995-6
Page 2

   3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount

                                Class A                               0.00000000
                                Class B                               0.00000000
                                Collateral Inv. Amt.                  0.00000000
                                                              ------------------
                                Total                                 0.00000000

B. Information Regarding the Performance of the Trust
   ---------------------------------------------------
      1.  Allocation of Principal Receivables.
          -----------------------------------

          The aggregate amount of Allocations of
          Principal Receivables processed during the
          Monthly Period which were allocated in
          respect of the Certificates

                                Class A                          $128,001,847.71
                                Class B                            11,561,962.99
                                Collateral Inv. Amt.               14,655,282.37
                                                              ------------------
                                Total                            $154,219,093.07
                                                              ==================

      2.  Allocation of Finance Charge Receivables
          ----------------------------------------

          (a)  The aggregate amount of Allocations of Finance
               Charge Receivables processed during the Monthly
               Period which were allocated in respect of the Certificates

                                Class A                           $17,166,753.68
                                Class B                             1,551,212.68
                                Collateral Inv. Amt.                1,964,869.40
                                                              ------------------
                                Total                             $20,682,835.76
                                                              ==================

          (b)  Principal Funding Investment Proceeds (to Class A)            N/A
          (c)  Withdrawals from Reserve Account (to Class A)                 N/A
                                                              ------------------
                Class A Available Funds                           $17,166,753.68
                                                              ==================
      3.  Principal Receivables/Investor Percentages
          ------------------------------------------

          (a) The aggregate amount of Principal Receivables in the Trust as of the last day of the Monthly Period

                                                              $15,407,153,743.19
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1995-6
Page 3

       (b)  Invested Amount as of the last day of the preceding
            month (Adjusted Class A Invested Amount during
            Accumulation Period)
                                        Class A               $1,245,000,000.00
                                        Class B                  112,500,000.00
                                        Collateral Inv. Amt.     142,500,000.00
                                                              -----------------
                                        Total                 $1,500,000,000.00

       (c) The Floating Allocation Percentage: The Invested Amount set forth in paragraph 3(b) above as a percentage of the aggregate amount of Principal Receivables as of the Record Date set forth in paragraph 3(a) above

                                        Class A                          8.081%
                                        Class B                          0.730%
                                        Collateral Inv. Amt.             0.925%
                                                              -----------------
                                        Total                            9.736%

       (d)  During the Amortization Period: The Invested
            Amount as of _______ (the last day of the Revolving
            Period)

                                        Class A                             N/A
                                        Class B                             N/A
                                        Collateral Inv. Amt.                N/A
                                                              -----------------
                                        Total                               N/A

       (e) The Fixed/Floating Allocation Percentage: The Invested Amount set forth in paragraph 3(d) above as a percentage of the aggregate amount of Principal
            Receivables set forth in paragraph 3(a) above

                                        Class A                             N/A
                                        Class B                             N/A
                                        Collateral Inv. Amt.                N/A
                                                              -----------------
                                        Total                               N/A

     4. Delinquent Balances.
        --------------------

        The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

        (a)  35-64 days                                         $233,085,687.89
        (b)  65-94 days                                         $150,215,281.63
        (c)  95-124 days                                        $110,895,315.12
        (d)  125-154 days                                        $88,035,352.92
        (e)  155-184 days                                        $76,105,895.19
        (f)  185 or more days                                    $66,855,338.43
                                                              -----------------
                                        Total                   $725,192,871.18
                                                              =================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1995-6
Page 4

   5.  Monthly Investor Default Amount.
       --------------------------------

       (a)  The aggregate amount of all defaulted Principal
            Receivables written off as uncollectible during the Monthly Period allocable to the Invested
            Amount (the aggregate "Investor Default
            Amount")

                                        Class A                   $5,042,529.48
                                        Class B                      455,650.25
                                        Collateral Inv. Amt.         577,156.99
                                                              -----------------
                                        Total                     $6,075,336.72
                                                              =================

   6.  Investor Charge-Offs & Reimbursements of Charge-Offs.
       -----------------------------------------------------

       (a)  The aggregate amount of Class A Investor Charge-
            Offs and the reductions in the Class B Invested
            Amount and the Collateral Invested Amount

                                        Class A                           $0.00
                                        Class B                            0.00
                                        Collateral Inv. Amt.               0.00
                                                              -----------------
                                        Total                             $0.00
                                                              =================

       (b)  The amounts set forth in paragraph 6(a) above, per
            $1,000 original certificate principal amount (which
            will have the effect of reducing, pro rata, the
            amount of each Certificateholder's Investment)
            Amount")
                                        Class A                           $0.00
                                        Class B                            0.00
                                        Collateral Inv. Amt.               0.00
                                                              -----------------
                                        Total                             $0.00
                                                              =================
       (c)  The aggregate amount of Class A Investor Charge-
            Offs reimbursed and the reimbursement of
            reductions in the Class B Invested Amount and the
            Collateral Invested Amount
                                        Class A                           $0.00
                                        Class B                            0.00
                                        Collateral Inv. Amt.               0.00
                                                              -----------------
                                        Total                             $0.00
                                                              =================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Page 5                                                  Series 1995-6

        (d) The amount set forth in paragraph 6(c) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                 Class A                         $0.00
                                 Class B                          0.00
                                 Collateral Inv. Amt.             0.00
                                                          ------------
                                 Total                           $0.00
                                                          ============


7.      Investor Servicing Fee
        ----------------------

        (a)     The amount of the Investor Monthly Servicing
                Fee payable by the Trust to the Servicer for the Monthly Period

                                 Class A                 $1,556,250.00
                                 Class B                   $140,625.00
                                 Collateral Inc. Amt.      $178,125.00
                                                         -------------
                                 Total                   $1,875,000.00
                                                         =============

8.      Reallocated Principal Collections
        ---------------------------------

        The amount of Reallocated Collateral and Class B
        Principal Collections applied in respect of Interest Shortfalls, Investor Default Amounts or
        Investor Charge-Offs for the prior month.

                                 Class B                          0.00
                                 Collateral Inv. Amt.             0.00
                                                          ------------
                                 Total                            0.00
                                                          ============


9.      Collateral Invested Amount
        --------------------------

        (a)     The amount of the Collateral Invested
                Amount as of the close of business on
                the related Distribution Date after
                giving effect to withdrawals, deposits
                and payments to be made in respect of
                the preceding month.

                                                       $142,500,000.00

        (b)     The Required Collateral Invested Amount
                as of the close of business on the
                related Distribution Date after giving
                effect to withdrawals, deposits and
                payments to be made in respect of the
                preceding month.

                                                       $142,500,000.00




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MONTHLY CERTIFICATE HOLDERS' STATEMENT        Series 1995-G
Page 6

    10. The Pool Factor.
        ----------------

        The Pool Factor (which represents the ratio of the amount of the investor interest on the last day of the Monthly Period to the amount of the investor interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                        Class A                 1.00000000
                                        Class B                 1.00000000
                                                --------------------------
                                        Total (weighted avg.)   1.00000000

    11. The Portfolio Yield
        -------------------

        The Portfolio Yield for the related Monthly Period          11.69%

    12. The Base Rate
        -------------

        The Base Rate for the related Monthly Period                 7.69%

C.  Information Regarding the Principal Funding Account
    ---------------------------------------------------

     1. Accumulation Period
        -------------------

        (a)     Accumulation Period commencement date             10/31/99

        (b)     Accumulation Period length (months)                      2

        (c)     Accumulation Period Factor                            9.13

        (d)     Required Accumulation Factor Number                     11

        (e)     Controlled Accumulation Amount           $1,033,350,000.00

        (f)     Minimum Payment Rate (last 12 months)                9.54%

     2. Principal Funding Account
        -------------------------

     Beginning Balance                                               $0.00
        Plus: Principal Collections for Related Monthly Period from
              Principal Account                                       0.00
        Plus: Interest on Principal Funding Account Balance for
              Related Monthly Period                                   N/A
        Less: Withdrawals to Finance Charge Account                    N/A
        Less: Withdrawals to Distribution Account                     0.00
                                                                    ------
     Ending Balance                                                  $0.00
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1995-6
Page 7

     3.  Accumulation Shortfall
         ----------------------

               The controlled Deposit Amount for
               the previous Monthly Period                                   N/A

         Less: The amount deposited into the
               Principal Funding Account for
               the Previous Monthly Period                                   N/A
                                                                   -------------
               Accumulation Shortfall                                        N/A
                                                                   =============
               Aggregate Accumulation Shortfalls                             N/A
                                                                   =============

     4.  Principal Funding Investment Shortfall
         --------------------------------------

               Covered Amount                                                N/A

         Less: Principal Funding Investment Proceeds                         N/A
                                                                   -------------

               Principal Funding Investment Shortfall                        N/A

 D.  Information Regarding the Reserve Account
     -----------------------------------------

     1.  Required Reserve Account Analysis

         (a)  Required Reserve Account Amount
              percentage (0.5% of Class A
              Invested Amount or other amount
              designated by Transferor)                                   $0.00

         (b)  Required Reserve Account Amount ($)                          0.00

         (c)  Required Reserve Account Balance
              after effect of any transfers on
              the Related Transfer Date                                    0.00

         (d)  Reserve Draw Amount transferred to
              the Finance Charge Account on the
              Related Transfer Date                                       $0.00

     2.  Reserve Account Investment Proceeds
         -----------------------------------

         Reserve Account Investment Proceeds transferred
         to the Finance Charge Account on the Related
         Transfer Date                                                       N/A

     3.  Withdrawals from the Reserve Account
         ------------------------------------

         Total Withdrawals from the Reserve Account
         transferred to the Finance Charge Account
         on the Related Transfer Date (1(d) plus
         2 above)                                                            N/A

     4.  The Portfolio Adjusted Yield
         ----------------------------

         The Portfolio Adjusted Yield for the related
         Mthly Period                                                      4.88%

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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page


                FIRST USA BANK
                as Servicer

                By:  /s/ Steven L. McDonald
                     ----------------------------------------------
                     Steven L. McDonald
                     Senior Vice President